UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2017

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

March 7, 2017

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 6, 2017, the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) of Cemtrex Inc. (“Cemtrex” or the “Company”) was held. For more information about the proposals set forth, please see the Company’s 2016 Proxy Statement. On the record date of January 13, 2017 there were 9,996,616 shares of the Company’s common stock issued, outstanding and entitled to vote and 10,096,582 votes of the Company’s Series A Preferred Stock held by Aron Govil, Executive Director of the Company, for a total of 20,093,198 voting shares. At the 2016 Annual Meeting, a total of 14,730,536 voting shares (for a quorum of 73%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2016 Annual Meeting.

Proposal 1 – Voting to elect five nominees to the Company’s Board of Directors (the “Board”) for a one-year term expiring at the 2017 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of shares
Nominee	For	Against	Abstain	Broker Non-votes
Saagar Govil	14,728,336	2,200	-	-
Aron Govil	14,728,336	2,200	-	-
Raju Panjwani	14,728,336	2,200	-	-
Sunny Patel	14,728,336	2,200	-	-
Shamik Shah	14,728,336	2,200	-	-

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

Proposal 2 - Ratification of the Appointment of the Company’s Independent registered public accounting firm: Voting to ratify Bharat Parikh & Associates as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017:

●	For: 14,720,116
●	Against : 2,200
●	Abstain: 8,200

Proposal 2 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

Proposal 3 - Say on Pay: Voting on a non-binding advisory vote regarding the compensation of our named executive officers.

●	For: 14,728,136
●	Against: 2,400

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

Proposal 4 - Say on Frequency: Voting on a non-binding advisory vote regarding whether shareholders prefer to vote on our compensation program once a year, once every two years or once every three years.

●	Once a year: 0
●	Once every two years: 8,299
●	Once every three years: 14,722,237

Proposal 4 was approved by the Company’s shareholders, consistent with the recommendation from the Board. Subsequent to shareholder approval, the Board adopted resolutions approving a Say-on-Pay vote every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cemtrex Inc.
Date: March 7, 2017
	By:	/s/ Saagar Govil
Name: Saagar Govil
Title: CEO

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